Exhibit 99.27

Entity 68

UNIQUE LOGISTICS INTERNATIONAL

(VIETNAM) CO., LTD.

Reviewed financial statements for the period

from 01/01/2022 to 31/10/2022

Prepared in accordance with the US. GAAP

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

No.181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

No.181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

REPORT OF DIRECTOR

Director of Unique Logistics International (Vietnam) Co., Ltd. (“the Company”) has the pleasure in presenting this report and the Company’s audited financial statements for the period from 01/01/2022 to 31/10/2022 regarding to US. GAAP.

1.	General information

Unique Logistics International (Vietnam) Co., Ltd. is limited liability company with two or more members incorporated in Vietnam pursuant to the Business Registration Certificate No, 0310403753 on 11 October 2010 and the next amendments with the latest amendments registered on the 4th amendment issued on 23 July 2020 issued by the Planning and Investment Department of Ho Chi Minh City regarding the changes of owners’ equity.

Operating duration of the Company is 20 years since 11 October 2010.

The Company’s head office

-	Address	:	No. 181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City
-	Telephone	:	028 3822 2352
-	Fax	:	028 3829 5440

The Company has a branch in Hanoi operated according to the first Registration Certificate No, 0310403753-001 on 24 June 2011 and the next amendments with the latest amendments registered on the fifth amendment on 03 August 2020 issued by the Planning and Investment Department of Hanoi City.

The branch office is located at Floor 5, Han Viet Building, 203 Minh Khai Street, Minh Khai Ward, Hai Ba Trung District, Ha Noi City.

According to the third Investment Registration Certificate dated 28 October 2020, the principal activities of the Company are to provide forwarding services

In this period, the main activities of the Company are to provide forwarding services.

2.	The member of Member Council and Director

Members of Member Council and Director during the financial year and at the date of this report are:

Member Council

Full name	Nationality	Position
Mr. Lee, Patrick Man Bun	Canadian	Chairman
Mr. Tran Duy Hoa	Vietnamese	Member

Director

Full name	Position
Mr. Tran Duy Hoa	Director

Legal representative

The legal representative of the Company during the financial year and at the date of this report is

Mr. Tran Duy Hoa	Director

3.	The Company’s financial position and operating results

The Company’s financial position as at 31 October 2022 and its operating results for the period from 01/01/2022 to 31/10/2022 are reflected in the accompanying financial statements.

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UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

No.181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

REPORT OF DIRECTOR

4.	Events since the balance sheet date

There have been no significant events occurring after the balance sheet date which would require adjustments or disclosures to be made in the financial statements.

5.	Auditors

AFC Vietnam Auditing Company Limited has been appointed to perform the review for the period from 01/01/2022 to 31/10/2022.

6.	Director’s statement of responsibility in respect of the financial statements

Director is responsible for the financial statements for the period from 01/01/2022 to 31/10/2022 which give a true and fair view of the state of affair of the Company and of its results and cash flows for the period from 01/01/2022 to 31/10/2022. In preparing these financial statements, Director is required to:

-	Select suitable accounting policies and then apply them consistently;
-	Make judgments and estimates that are reasonable and prudent;
-	State whether applicable accounting standards have been followed, subject to any material departures disclosed and explained in the financial statements;
-	Prepare the financial statements on the going concern basic unless it is inappropriate to presume that the Company will continue in business; and
-	Design, implement and maintain the Company’s internal control for prevention and detection of fraud and error.

Director is responsible for ensuring that the proper accounting records are kept, which disclose, with reasonable accuracy at any time, the financial position of the Company and to ensure that the accounting records comply with the applied accounting system. It is also responsible for safeguarding the assets of the Company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

Director confirmed that the Company has complied with the above requirements in preparing the financial statements.

7.	Publication of the financial statements

Director does hereby publish that the accompanying financial statements which give a true and fair view of the financial position of the Company as at 31 October 2022 and the results of its operations and cash flows of the Company for the period from 01/01/2022 to 31/10/2022 in accordance with the Unites States Generally Accepted Accounting Principles and the statutory requirements relevant to preparation and presentation of the financial statements.

/s/ TRAN DUY HOA

Director
Ho Chi Minh City, 03 February 2023

2

REVIEW REPORTS ON INTERIM FINANCIAL INFORMATION

To:	The members of Member Council and Director
Unique Logistics International (Vietnam) Co., Ltd.

We have reviewed the accompanying financial statements of Unique Logistics International (Vietnam) Co., Ltd. (“the Company”) prepared on 03 February 2023 and set out from pages from 4 to 23, which comprise the balance sheet and statement of movement equity as at 31 October 2022, and the statement of operations, statement of other comprehensive for the period from 01/01/2022 to 31/10/2022 and notes to the financial statements thereto.

Director’s Responsibility for the Financial Statements

Director is responsible for the preparation and fair presentation of these financial statements in accordance with the Unites States Generally Accepted Accounting Principles and comply with relevant statutory requirements to preparation and presentation of the financial statements and for such internal control as management determines is necessary to enable the preparation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

We conducted our review in accordance with International Standard on Review Engagements 2410, Review of Interim Financial Information Performed by the Independent Auditor of the Company. A review of interim financial information consists of making inquiries, primarily of persons responsible for financial and accounting matters, and applying analytical and other review procedures. A review is substantially less in scope than an audit conducted in accordance with International Standards on Auditing and consequently does not enable us to obtain assurance that we would become aware of all significant matters that might be identified in an audit. Accordingly, we do not express an audit opinion.

Auditor’s conclusion

Based on our review, nothing has come to our attention that causes us to believe that the accompanying financial statements does not give a true and fair view, in all material respects, of the financial position of Unique Logistics International (Vietnam) Co., Ltd. as at 31 October 2022 and of the results of its operations for the period from 01/01/2022 to 31/10/2022 in accordance with Unites States Generally Accepted Accounting Principles and the statutory requirements relevant to preparation and presentation of the financial statements.

Limitation

Without qualifying our above opinion, we would like to note that the financial statements are prepared for the purpose of internal management of Unique Logistics International (Vietnam) Co., Ltd. Therefore, this report may not be appropriate for any other purpose. Our audit report is only for Unique Logistics International (Vietnam) Co., Ltd. and its partners. It is not available to any other parties than Unique Logistics International (Vietnam) Co., Ltd.

/s/ PHAM THI NGOC LIEN	/s/ NGUYEN NGOC ANH TRUC

Deputy General Director	Auditor
Audit Practicing Registration Certificate No. 1180-2023-009-1	Audit Practicing Registration Certificate No. 5517-2021-009-1
AFC VIETNAM AUDITING COMPANY LIMITED
Ho Chi Minh City, 03 February 2023

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UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

No.181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

STATEMENT OF OPERATIONS

For the period from 01/01/2022 to 31/10/2022

	Note	From 01/01/2022 to 31/10/2022 USD	From 01/01/2021 to 31/10/2021 USD

Net service sales	5	23,891,388.50	43,529,832.42
Total net sales		23,891,388.50	43,529,832.42

Cost of service sales	6	18,943,664.58	35,843,520.67
Total cost of sales		18,943,664.58	35,843,520.67

Gross profit/(loss)		4,947,723.92	7,686,311.75

Selling, general and administrative expenses	7	1,496,475.19	1,766,049.39
Income from operations		3,451,248.73	5,920,262.36

Interest and others, net	8	(140,978.82)	(298,987.00)
Income before income taxes		3,310,269.91	5,621,275.36

Income tax expense	9	662,053.98	1,124,255.07
Net income		2,648,215.93	4,497,020.29

LE THI NGOC AI	LE THI NGOC AI	TRAN DUY HOA
Preparer	Chief Accountant	Director
Ho Chi Minh City, 03 February 2023

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UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

No.181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

STATEMENT OF OTHER COMPREHENSIVE INCOME

For the period from 01/01/2022 to 31/10/2022

	From 01/01/2022 to 31/10/2022 USD	From 01/01/2021 to 31/10/2021 USD

Net income	2,648,215.93	4,497,020.29

Foreign currency translation, net of taxes:
Gain (loss) on foreign currency translation and effective portion of hedges	(303,887.24)	106,727.25

Total comprehensive income, net of taxes	2,344,328.69	4,603,747.54

LE THI NGOC AI	LE THI NGOC AI	TRAN DUY HOA
Preparer	Chief Accountant	Director
Ho Chi Minh City, 03 February 2023

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UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

No.181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

STATEMENT OF OWNER'S EQUITY

For the period from 01/01/2022 to 31/10/2022

	Owner’s equity	Contributed equity	Rate	Retained earnings	Accumulated	Total
	USD	USD	%	USD	USD	USD

As at 01/01/2021	160,650.00			1,899,910.65	47,033.61	2,107,594.26
In which:
Unique Logistics Holding Limited		109,242.00	68%
Tran Duy Hoa		51,408.00	32%
Profit in first 10 months of 2021	-			4,497,020.29	106,727.25	4,603,747.54
Distributing in first 10 months of 2021	-			(415,060.05)	-	(415,060.05)
Foreign currency translation and effective portion of hedges	-			2,652.26		2,652.26
As at 31/10/2021	160,650.00			5,984,523.15	153,760.86	6,298,934.01
Profit in last 2 months of 2021	-			2,889,015.18	(2,263.17)	2,886,752.01
Distributing in last 2 months of 2021				(1,598,576.19)	-	(1,598,576.19)
Foreign currency translation and effective portion of hedges	-			111,073.33	-	111,073.33
As at 31/12/2021	160,650.00			7,386,035.47	151,497.69	7,698,183.16

As at 01/01/2022	160,650.00			7,386,035.47	151,497.69	7,698,183.16
In which:
Unique Logistics Holding Limited		109,242.00	68%
Tran Duy Hoa		51,408.00	32%
Profit in first 10 months of 2022	-			2,648,215.93	(303,887.24)	2,344,328.69
Distributing in 2022	-			(7,278,397.38)	-	(7,278,397.38)
Foreign currency translation and effective portion of hedges	-			(107,638.09)	-	(107,638.09)
As at 31/10/2022	160,650.00			2,648,215.93	(152,389.55)	2,656,476.38

LE THI NGOC AI	LE THI NGOC AI	TRAN DUY HOA
Preparer	Chief Accountant	Director
Ho Chi Minh City, 03 February 2023

6

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

No.181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

BALANCE SHEET

As at 31 October 2022

		Reported	Increase/ (Decrease)	US GAAP
		USD	USD	USD

CURRENT ASSETS		7,990,777.65	3,350.82	7,994,128.47
Cash and cash equivalents	10	1,402,000.61	-	1,402,000.61
Current account receivables	11	1,475,417.78	5,094,821.34	6,570,239.12
Other current receivables		5,095,104.53	(5,094,563.90)	540.63
Current advances to supplies		218.26	(218.26)	-
Work in progress		170.86	-	170.86
Other current assets		257.44	(257.44)	-
Current prepaid expenses		17,608.17	3,569.08	21,177.25

NON-CURRENT ASSETS		53,678.91	(3,350.82)	50,328.09
Other non-current receivables	12	49,034.71	-	49,034.71
Tangible fixed assets		1,293.38	-	1,293.38
Non-current prepaid expenses		3,350.82	(3,350.82)	-
TOTAL ASSETS		8,044,456.56	0.00	8,044,456.56

LIABILITIES		5,387,980.19	0.00	5,387,980.19
Current liabilities		5,387,980.19	0.00	5,387,980.19
Current account payables (Obligation in Operating cycles)	13.1	803,840.82	4,584,139.37	5,387,980.19
Current advance from customers		523.34	(523.34)	-
Taxes and obligation payable to the State		2,384,513.28	(2,384,513.28)	-
Payable to employees		1,661,216.39	(1,661,216.39)	-
Current accrued expenses		537,886.36	(537,886.36)	-
Current loan and finance lease	14	-	-	-

Non-current liabilities		-	-	-
Non-current obligation in Operating cycles	13.2	-	-	-
Non-current loans and finance lease	14	-	-	-

OWNER’S EQUITY		2,656,476.37	(0.00)	2,656,476.37
Owners’ invested equity		133,889.86	26,760.14	160,650.00
Retained earnings		2,522,586.51	(26,760.14)	2,495,826.37
TOTAL RESOURCES		8,044,456.56	0.00	8,044,456.56

LE THI NGOC AI	LE THI NGOC AI	TRAN DUY HOA
Preparer	Chief Accountant	Director
Ho Chi Minh City, 03 February 2023

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UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

No.181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

BALANCE SHEET

As at 31 December 2021

		Reported	Increase/ (Decrease)	US. GAAP
		USD	USD	USD

CURRENT ASSETS		21,010,354.29	12,496.45	21,022,850.74
Cash and cash equivalents	10	1,399,900.98	-	1,399,900.98
Current trade receivables	11	16,844,141.51	2,733,397.75	19,577,539.26
Other current receivables		2,733,838.28	(2,730,240.13)	3,598.15
Current advances to supplies		18,982.65	(18,982.65)	-
Work in progress		2,803.50	-	2,803.50
Other current assets		3,157.62	(3,157.62)	-
Current prepaid expenses		7,529.75	31,479.10	39,008.85

NON-CURRENT ASSETS		75,683.40	(12,496.45)	63,186.95
Other non-current receivables	12	61,215.25	-	61,215.25
Tangible fixed assets		1,971.70	-	1,971.70
Non-current prepaid expenses		12,496.45	(12,496.45)	-
TOTAL ASSETS		21,086,037.69	0.00	21,086,037.69

LIABILITIES		13,387,854.54	0.00	13,387,854.54
Current liabilities		13,282,389.02	0.00	13,282,389.02
Current account payables (Obligation in Operating cycles)	13.1	8,851,031.28	4,095,159.50	12,946,190.78
Current advance from customers		5,588.21	(5,588.21)	-
Taxes and obligation payable to the State		2,176,153.26	(2,176,153.26)	-
Payable to employees		1,582,563.59	(1,582,563.59)	-
Current accrued expenses		330,854.44	(330,854.44)	-
Current loan and finance lease	14	336,198.24	-	336,198.24

Long-term liabilities		105,465.52	-	105,465.52
Non-current obligation in Operating cycles	13.2	5,465.52	-	5,465.52
Non-current loans and finance lease	14	100,000.00	-	100,000.00

OWNER’S EQUITY		7,698,183.15	-	7,698,183.15
Owners’ invested equity		145,677.93	14,972.07	160,650.00
Retained earnings		7,552,505.22	(14,972.07)	7,537,533.15
TOTAL RESOURCES		21,086,037.69	0.00	21,086,037.69

LE THI NGOC AI	LE THI NGOC AI	TRAN DUY HOA
Preparer	Chief Accountant	Director
Ho Chi Minh City, 03 February 2023

There notes form an integral part of and should be read in conjunction with the accompanying financial statements,

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UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

No.181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

NOTES TO THE FINANCIAL STATEMENTS

For the period from 01/01/2022 to 31/10/2022

1.	BUSINESS HIGHLIGHT

1.1	Ownership structure

Unique Logistics International (Vietnam) Co., Ltd, (“the Company”) is limited liability company with two or more members incorporated in Vietnam pursuant to the Business Registration Certificate No. 0310403753 on 11 October 2010 and the next amendments with the latest amendments registered on the 4th amendment issued on 23 July 2020 issued by the Planning and Investment Department of Ho Chi Minh City regarding the changes of owners’ equity.

1.2	Scope of business activities

The scope of business activities is to provide forwarding services.

1.3	The principal activities

According to the third Investment Registration Certificate dated 28 October 2020, the Company’s principal activities are to provide forwarding services.

In this period, the main activities of the Company are to provide forwarding services.

1.4	Normal business cycle

The normal business cycle of the Company is not exceeding 12 months.

1.5	Statement of comparative presentation of information in the financial statements

The figures are presented in the financial statements for the period from 01/01/2022 to 31/10/2022 compared with the corresponding figures of previous period.

1.6	The number of employees

The number of the Company’s employees as at 31 October 2022 was 71 (as at 31 December 2021, the number of employees was 77).

2.	FINANCIAL YEAR, ACCOUNTING CURRENCY ACCOUNTING

2.1	Financial year

The Company’s financial year starts from 01 January and ends at 31 December annual.

2.2	Accounting currency

The Company maintains its accounting records in Viet Nam Dong (“VND”).

3.	ACCOUNTING STANDARDS AND SYSTEM

The Company’s financial statements comply with Unites States Generally Accepted Accounting Principles.

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UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

No.181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

NOTES TO THE FINANCIAL STATEMENTS

For the period from 01/01/2022 to 31/10/2022

As at 31 October 2022 (reviewed)

The reconciliation of the reviewed financial statements to Unites States generally accepted accounting principles (U.S. GAAP) as at 31 October 2022 and for the financial period from 01 January 2022 to 31 October 2022, has been prepared following the same accounting policies and methods of computation as the reconciliation of the financial statements to U.S. GAAP for the year ended 31 October 2022. The disclosures provided below are incremental to those included with the annual financial statements and the reconciliation of those financial statements to U.S. GAAP.

The reconciliation of the reviewed financial statements to U.S. GAAP should be read in conjunction with the financial statements and the reconciliation of the consolidated financial statements to U.S. GAAP for the year ended 31 October 2022.

The significant differences between Vietnamese Accounting Standards and Vietnamese Accounting Systems as they apply to Unique Logistics International (Vietnam) Co., Ltd. are as follows:

a.	According to ASC 606 Revenue from Contracts with Customers, revenue is recognised when control of the promised good and service is transfers to the Company’s customers. In an amount that reflects the consideration, the Company expects to receive in exchange of service. The Company recognizes revenue upon meeting each performance obligations based on the allocated amount of the total consideration of the contract to each specific performance obligations.

According to VAS 14 Revenue and other income, the revenue of transaction related to the services is recorded when the result of the transaction can be measured reliably. In case that the services are to be provided in many accounting periods, the determination of sales in each period is done based on the service completion rate as of the balance sheet date. Revenue is recognized upon completion of services provided when satisfy all four conditions:

●	Revenue can be measured reliably.
●	It is possible to obtain economic benefits from the service provision transaction.
●	The work volume finished on the date of making the accounting balance sheet can be determined.
●	The costs incurred from the service provision transaction and the costs of its completion can be determined.

There is no differences relating to the revenue recognition policies between US. GAAP and VAS. Therefore, no need to make any adjustment with the Company’s revenue.

b.	Under US. GAAP, prepaid expenses include insurance, interest, rents, taxes, unused royalties, current paid advertising service not yet received, operating supplies and paid in advance. Current advances to suppliers in VAS classified as current prepaid expenses.

c.	Under US. GAAP, other assets include: cash and claims to cash that are restricted as to withdrawal or use for other than current operations, as designated for expenditure in the acquisition or construction of noncurrent assets, or are segregated for the liquidation of long-term debts; investments in securities or advances that have been made for the purpose of control, affiliation, or other continuing business advantage; receivables arising from unusual transactions that are not expected to be collected within 12 months; cash surrender value of life insurance policies; land and other natural resources; depreciable assets… VAT deductibles, which classified as other current assets in VAS, classified as other current receivables.

d.	Under US. GAAP, prepaid expenses are not current assets in the sense that they will be converted into cash but in the sense that, if not paid in advance, they would require the use of current assets during operating cycle. Non-current prepaid expenses in VAS classified as current prepaid expenses.

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UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

No.181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

NOTES TO THE FINANCIAL STATEMENTS

For the period from 01/01/2022 to 31/10/2022

e.	Under US. GAAP, obligations in the operating cycle include: payables incurred in the acquisition of materials and supplies to be used in the production of good or in providing services to be offered for sales; collection received in advance of the delivery of goods or performance of service; debts that arise from operation directly related to the operating cycles, such as accrual for wage, salaries, commission, rentals, royalties, and income and other taxes. Current advance from customers, Statutory obligations, payables to employees, current/ non-current accrued expenses, payables due to paying on behalf in VAS classified as Obligation in the operating cycle.

f.	According to Note 2.2, the Company maintains its accounting records in Viet Nam Dong. Financial statements prepared in VND are translated to USD for publishing with relating parties under bellowing principles:

-	For all items which is reclassifying as assets, the buying exchange at 31 October 2022 of HSBC Bank (Vietnam) Ltd. – Ho Chi Minh City branch shall be used with the mount VND 24.718/ USD;
-	For all items which is reclassifying as assets, the buying exchange at 31 October 2022 of HSBC Bank (Vietnam) Ltd. – Ho Chi Minh City branch shall be used with the mount VND 24,875/ USD;
-	For owner’s equity which is contributed by owners, the exchange rate at the investment date shall be used.
-	For all items in Statement of Operations, the approximate exchange rate in first 10 months of 2022 shall be used.

Translation adjustment result from the process of translating that entity’s financial statements into the reporting currency. Translation adjustments shall not be included in determining net income but shall be reported in other comprehensive income.

As at 31 December 2021

The reconciliation of the audited financial statements to United States generally accepted accounting principles (U.S. GAAP) as at 31 December 2021 and for the financial period from 01 January 2021 to 31 October 2021, has been prepared following the United States generally accepted accounting principles. The disclosures provided below are incremental to those included with the annual financial statements and the reconciliation of those financial statements to U.S. GAAP.

The significant differences between Vietnamese Accounting Standards and Vietnamese Accounting Systems as they apply to Unique Logistics International (Vietnam) Co., Ltd. are as follows:

a.	According to ASC 606 Revenue from Contracts with Customers, revenue is recognised when control of the promised good and service is transfers to the Company’s customers. In an amount that reflects the consideration, the Company expects to receive in exchange of service. The Company recognizes revenue upon meeting each performance obligations based on the allocated amount of the total consideration of the contract to each specific performance obligations.

According to VAS 14 Revenue and other income, the revenue of transaction related to the services is recorded when the result of the transaction can be measured reliably. In case that the services are to be provided in many accounting periods, the determination of sales in each period is done on the basis of the service completion rate as of the balance sheet date. Revenue is recognized upon completion of services provided when satisfy all four conditions:

●	Revenue can be measured reliably;
●	It is possible to obtain economic benefits from the service provision transaction;
●	The work volume finished on the date of making the accounting balance sheet can be determined;
●	The costs incurred from the service provision transaction and the costs of its completion can be determined.

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UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

No.181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

NOTES TO THE FINANCIAL STATEMENTS

For the period from 01/01/2022 to 31/10/2022

There is no any difference relating to the revenue recognition policies between US. GAAP and VAS. Therefore, no need to make any adjustment with the Company’s revenue.

b.	Under US. GAAP, receivables due to receiving on behalf is classified account receivables. Other current account receivables in VAS classified as account receivables.

c.	Under US. GAAP, prepaid expenses are not current assets in the sense that they will be converted into cash but in the sense that, if not paid in advance, they would require the use of current assets during operating cycle. Non-current prepaid expenses in VAS classified as current prepaid expenses.

d.	Under US. GAAP, obligations in the operating cycle include: payables incurred in the acquisition of materials and supplies to be used in the production of good or in providing services to be offered for sales; collection received in advance of the delivery of goods or performance of service; debts that arise from operation directly related to the operating cycles, such as accrual for wage, salaries, commission, rentals, royalties, and income and other taxes. Current advance from customers, Statutory obligations, payables to employees, current/ non-current accrued expenses, payables due to paying on behalf in VAS classified as Obligation in the operating cycle.

e.	According to Note 2.2, the Company maintains its accounting records in Viet Nam Dong. Financial statements prepared in VND are translated to USD for publishing with relating parties under bellowing principles:

-	For all items which is reclassifying as assets, the buying exchange at 31 December 2021 of HSBC Bank (Vietnam) Ltd. – Ho Chi Minh City branch shall be used with the mount VND 22,700/ USD;
-	For all items which is reclassifying as assets, the buying exchange at 31 December 2021 of HSBC Bank (Vietnam) Ltd. – Ho Chi Minh City branch shall be used with the mount VND 22,880/ USD;
-	For owner’s equity which is contributed by owners, the exchange rate at the investment date shall be used.
-	For all items in Statement of Operations, the approximate exchange rate in first 10 months of 2021 shall be used.

Translation adjustment result from the process of translating that entity’s financial statements into the reporting currency. Translation adjustments shall not be included in determining net income but shall be reported in other comprehensive income.

4.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

4.1	Basis of preparation

The financial statements are prepared on the accrual basis (except for information relating to cash flows).

4.2	Translation from VND to USD

According to Note 2.2, the Company maintains its accounting records in Viet Nam Dong. Financial statements prepared in VND are translated to USD for publishing with relating parties under bellowing principles:

-	For all items which is reclassifying as assets, the buying exchange at 31 October 2022 of HSBC Bank (Vietnam) Ltd. – Ho Chi Minh City branch shall be used with the mount VND 24,718/ USD;
-	For all items which is reclassifying as liabilities, the buying exchange at 31 October 2022 of HSBC Bank (Vietnam) Ltd. – Ho Chi Minh City branch shall be used with the mount VND 24,875/ USD;
-	For owner’s equity which is contributed by owners, the exchange rate at the investment date shall be used;
-	For all items in Statement of Operations, the approximate exchange rate in first 10 months of 2022 shall be used.

12

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

No.181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

NOTES TO THE FINANCIAL STATEMENTS

For the period from 01/01/2022 to 31/10/2022

Translation adjustment result from the process of translating that entity’s financial statements into the reporting currency. Translation adjustments shall not be included in determining net income but shall be reported in other comprehensive income.

4.3	Foreign currency transactions

Transactions in currencies other than VND during the year have been translated into VND at exchange rates ruling at the date of the transaction.

Exchange differences arising from transactions in foreign currencies are recognized in the financial income or financial expense. Exchange differences arising from revaluation of monetary items denominated in foreign currencies at the balance sheet date after offsetting the differences is recognized in the financial income or financial expense.

Monetary assets and liabilities denominated in currencies other than VND are translated into VND at actual rates of exchange ruling at the balance sheet date. The actual rates of exchange applied to retranslate monetary items denominated in foreign currency at reporting date are determined as follows:

●	For foreign currency accounts in banks: purchasing foreign exchange rate of the bank where the Company opened the foreign currency account as at 31 October 2022.
●	For cash and monetary assets: the foreign currency buying rate at the reporting date quoted by HSBC Bank as at 31 October 2022.
●	For monetary liabilities: the foreign currency selling rate at reporting date quoted by HSBC Bank as at 31 October 2022.

4.4	Cash and cash equivalents

Cash comprises cash on hand and cash in banks. Cash equivalents are short-term highly liquid investments with an original maturity of less than three months since the investment date that are readily convertible into known amounts of cash and that are subject to an insignificant risk of change in value at reporting date.

4.4	Receivables

Trade and other receivables are presented at cost less provision for doubtful debts.

The classification of receivables is trade receivables and other receivables, which is complied with the following principles:

●	Trade receivables reflect the nature of the receivables arising from commercial transactions with purchase – sale between the Company and an independent purchaser.
●	Other receivables reflect the nature of the receivables arising from non-commercial transactions, and to be related to the purchase – sale transactions.

The provision for doubtful debts presents the estimated loss due to non-payment arising on receivables that were outstanding at the balance sheet date, Increases and decreases to the provision balance are recognised as general and administration expense in the income statement.

4.5	Prepaid expenses

Prepaid expenses are used to record expenses actually incurred but they are related to operation of many accounting periods, Prepaid expenses mainly include office equipment and other expenses. They are amortised to the income statement over the period for which the amount are paid or the period in which economic benefit are generated in relation to these expenses.

13

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

No.181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

NOTES TO THE FINANCIAL STATEMENTS

For the period from 01/01/2022 to 31/10/2022

4.6	Obligation in operations

Accounts payable and accrued expenses are recognized for amounts to be paid in the future, which related to receive the goods and services. Accrued expenses are recorded based on reasonable estimates payment.

The classification of liabilities is payable to suppliers, accrued expenses, internal payables and other payables, which complied with the following principles:

●	Trade payables reflect the nature of the payables arising from commercial transactions with purchase of goods, services, property between the Company and an independent seller.
●	Accrued expenses reflect the payables for goods and services received from the seller or provided with the purchaser but have not been paid until having invoices or having insufficient billing records, accounting records, and payables to employees including salary, production costs, and sales must accruals. Any difference between accrued account and actual expenses shall be recognised.
●	Other payables reflect the nature of the payables of non-commercial, not related to the purchase, sale, rendering of service transactions.

4.8	Revenue and income

Revenue from rendering of services

The revenue of transaction related to the services is recorded when the result of the transaction can be measured reliably. In case that the services are to be provided in many accounting periods, the determination of sales in each period is done on the basis of the service completion rate as of the balance sheet date. Revenue is recognized upon completion of services provided when satisfy all four conditions:

●	Revenue can be measured reliably;
●	It is possible to obtain economic benefits from the service provision transaction;
●	The work volume finished on the date of making the accounting balance sheet can be determined;
●	The costs incurred from the service provision transaction and the costs of its completion can be determined.

Interest income

Interest is recognised on an accrual basis, are determined on the balance of cash in bank and the actual interest rate unless uncollectible is in doubt.

4.9	Corporate income tax (“CIT”)

Corporate income tax for the year comprises current and deferred tax, Income tax is recognised in the income statement except to the extent that it relates to items recognised directly to equity, in which case it is recognised in equity.

Current corporate income tax

Current tax is the expected tax payable on the taxable income for the year, using tax rate enacted or substantively enacted at the balance sheet date, and any adjustment to tax payable in respect of previous year.

Deferred tax

Deferred tax is provided using the balance sheet liability method, providing for temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for taxation purposes. The amounts of deferred tax provided is based on the expected manner of realisation or settlement of the carrying amounts of assets and liabilities using tax rates enacted or substantively enacted at the balance sheet date.

14

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

No.181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

NOTES TO THE FINANCIAL STATEMENTS

For the period from 01/01/2022 to 31/10/2022

A deferred tax asset is recognised only to the extent that it is probable that future taxable profits will be available against which the asset can be utilised. Deferred tax assets are reduced to the extent that it is no longer probable that the related tax benefit will be realised.

According to Circular No, 78/2014/ TT-BTC on 18 June 2014 issued by the Ministry of Finance, the Company is obligated to pay corporate income tax at the rate of 20% tax rate on taxable income from 01 January 2016.

Tax returns of the Company are subjected to examination by the Tax Authorities. Because the application of tax laws and regulations on taxes on many types of transactions is susceptible to varying interpretations, amounts reported in the financial statements could be changed at a later date upon final determination by the tax authorities.

4.10	Related parties

Parties are considered to be related if one party has the ability to control the other party or exercise significant influence over the other party in making financial and operating decisions,

Parties are also considered to be related if they are subject to common control or common significant influence by the same third party.

The following parties are known as the Company’s related parties:

Company	Relationship

Green Trident Logistics (Hangzhou) Ltd.	Intercompany
PT. Unique Logistics International Indonesia	Intercompany
Shenzhen Unique Logistics Int’l Ltd.	Intercompany
TGF Unique Limited	Intercompany
ULI (North & East China) Co Ltd	Intercompany
ULI (South China) Limited	Intercompany
ULI International Company Limited	Intercompany
Unique Freight Solutions (Thailand) Co., Ltd.	Intercompany
Unique Intl Logistics (M) Sdn. Bhd.	Intercompany
Unique Logistics (Korea) Co., Ltd.	Intercompany
Unique Logistics Holdings Limited	Intercompany
Unique Logistics International (India) Pvt. Ltd.	Intercompany
Unique Logistics International (NYC), LLC	Intercompany
Unique Logistics International (Shanghai) Co., Ltd.	Intercompany
Unique Logistics International (SIN) Pte. Ltd.	Intercompany
Unique Logistics Intl (BOS) Inc	Intercompany
Unique Logistics Int’l (H.K.) Ltd	Parent company
Unique Logistics Intl (South China) Ltd	Intercompany
Uniquorn Int’l Logistics (Shenzhen) Co.,Ltd	Intercompany
Board of Director	Key members

5.	NET SERVICE SALES

	From 01/01/2022 to 31/10/2022	From 01/01/2021 to 31/10/2021
	USD	USD

Forwarding service sales by airway	14,229,568.79	29,605,805.38
Forwarding service sales by seaway	9,554,709.36	13,920,134.27
Other service sales	107,110.35	3,892.77
	23,891,388.50	43,529,832.42

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6.	COST OF SERVICE SALES

	From 01/01/2022 to 31/10/2022	From 01/01/2021 to 31/10/2021
	USD	USD

Cost of forwarding service sales by airway	12,764,233.61	25,320,925.98
Cost of forwarding service sales by seaway	6,102,106.18	10,519,532.10
Cost of other services	77,324.79	3,062.59
	18,943,664.58	35,843,520.67

7.	SELLING AND GENERAL ADMINISTRATIVE EXPENSES

	From 01/01/2022 to 31/10/2022	From 01/01/2021 to 31/10/2021
	USD	USD

Human resource expenses	1,120,110.33	1,283,794.20
Marketing expenses	15,581.16	5,947.56
Motor vehicle expenses	4,422.45	4,485.46
Professional expenses	4,181.09	3,874.60
General administrative expenses	147,760.52	159,727.78
Corporate fee expense	192,632.62	296,466.16
Other selling and administrative expenses	11,787.02	11,753.63
	1,496,475.19	1,766,049.39

8.	INTEREST AND OTHERS, NET

	From 01/01/2022 to 31/10/2022	From 01/01/2021 to 31/10/2021
	USD	USD

Exchange rate difference due to payment, net	(144,466.57)	(286,457.71)
Bank interest	758.71	526.79
Interest expenses	(2,108.34)	(11,922.59)
Other income	6,001.27	3,153.23
Other expenses	(1,163.89)	(4,286.72)
	(140,978.82)	(298,987.00)

9.	INCOME TAX EXPENSE

	From 01/01/2022 to 31/10/2022	From 01/01/2021 to 31/10/2021
	USD	USD

Accounting net profit before tax	3,310,269.91	5,621,275.36
Adjustment to increase/(decrease) profit	-	-
Exchange difference losses	-	-
Taxable income	3,310,269.91	5,621,275.36
Tax rate	20%	20%
Current corporate income tax expenses	662,053.98	1,124,255.07

16

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

No.181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

NOTES TO THE FINANCIAL STATEMENTS

For the period from 01/01/2022 to 31/10/2022

10.	CASH AND CASH EQUIVALENTS

	31/10/2022	31/12/2021
	USD	USD

Cash on hand	9,567.49	5,525.66
Cash in bank – VND	207,854.35	1,220,486.99
Cash in bank – USD	1,184,578.77	173,888.33
	1,402,000.61	1,399,900.98

11.	ACCOUNT RECEIVABLES

	31/10/2022	31/12/2021
	USD	USD

Receivables from customer	1,475,417.78	16,844,141.51
- Related parties	1,211,143.57	14,814,664.51
- Third parties	264,274.21	2,029,477.00
Receivables due to pay or receive on behalf	5,094,821.34	2,733,397.75
	6,570,239.12	19,577,539.26

12.	OTHER NON-CURRENT RECEIVABLES

	31/10/2022	31/12/2021
	USD	USD

Deposit for office rental	12,476.33	13,420.10
Deposit for warehouse rental	12,136.90	30,894.27
Deposit for service	23,869.25	15,286.34
Other deposit	552.23	1,614.54
	49,034.71	61,215.25

13.	OBLIGATION IN OPERATION

13.1	Current obligation in operation

		31/10/2022	31/12/2021
		USD	USD

Account payables to vendors		803,840.82	8,851,031.27
- Related parties		8,770.48	4,036,140.39
- Third parties		795,070.34	4,814,890.88
Advances from customers		523.34	5,588.20
Taxes and other obligation payables to State	(1)	2,384,513.28	2,176,153.26
Payables to employees	(2)	1,661,216.38	1,582,563.59
Accrued expenses	(3)	537,886.36	330,854.44
		5,387,980.18	12,946,190.76

(1)	Details of taxes and other obligation payables to State as below:

	31/10/2022	31/12/2021
	USD	USD

Value added tax payables	221.43	-
Corporation income tax payables	2.378.213,13	2.161.979,49
Personal income tax payables	6,078.72	14,173.77
	2.384.513,28	2.176.153,26

17

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

No.181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

NOTES TO THE FINANCIAL STATEMENTS

For the period from 01/01/2022 to 31/10/2022

(2)	Details of payables to employees as below:

	31/10/2022	31/12/2021
	USD	USD

Salary for seasonal staff	40,201.01	-
Bonus for employees	1,621,015.38	1,582,563.59
	1,661,216.39	1,582,563.59

(3)	Details of accrued expenses

	31/10/2022	31/12/2021
	USD	USD

Corporation fee expenses	29,640.90	280,119.58
Expenses for services	472,633.45	7,254.48
Year-end party expenses	-	13,111.89
Interest expenses	-	1,747.22
Others	35,612.01	28,621.27
	537,886.36	330,854.44

13.2	Non-current obligation in operation

	31/10/2022	31/12/2021
	USD	USD

Interest expenses	-	5,465.52
	-	5,465.52

14.	LOAN

(1)	Loans from the Parent Company according to Loan agreement No. 40605-002HK/293020 dated 22 January 2011, the appendix signed on 21 January 2020 with a total value of USD 68,000,00, its interest rate 3%/ year. Loan term: up to 21 January 2023, the Company uses the loan to carry out the investment project in the forwarding industry.

(2)	This is a short-term loan according to the Agreement No. 2018-01-VJ dated 24 April 2018 and the appendix dated 24 April 2020 with an amount of VND 743,840,000 (equivalent to USD 32,000,00) from Mr. Tran Duy Hoa. The interest rate is 3%/ year. Term of the loan: up to 23 April 2023. The Company uses these loans to carry out the investment projects in the forwarding industry.

15.	OTHER INFORMATION

15.1	Transactions and balances with key management members, the individuals involved with key management members.

The key management members include members of the Management Board and Director. Individuals associated with key management members are close members in the family of key management members.

Transactions with key management members, the individuals involved with key management members

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UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

No.181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

NOTES TO THE FINANCIAL STATEMENTS

For the period from 01/01/2022 to 31/10/2022

The Company had transactions with key management member and individuals related to key management members as below:

	From 01/01/2022 to 31/10/2022	From 01/01/2021 to 31/10/2021
	USD	USD

Interest	376.31	802.56
Dividend	2,329,087.16	227,619.23

Liabilities to key management members and individuals related to key management members

The Company had liabilities to key management members and individuals related to key management members in the period.

The remuneration of the Board of Management and Director

	From 01/01/2022 to 31/10/2022	From 01/01/2021 to 31/10/2021
	USD	USD

Income and allowance	62,072.39	46,139.11
	62,072.39	46,139.11

15.2	Significant transactions with related parties during the year

The transactions with related parties are as follows:

Related parties	Transaction	From 01/01/2022 to 31/10/2022	From 01/01/2021 to 31/10/2021
		USD	USD

Green Trident Logistics (Hangzhou) Ltd.	Providing service	191.38	105.05

PT. Unique Logistics International Indonesia	Purchasing service	59.26	20.94

Shenzhen Unique Logistics Int’l Ltd.	Providing service	22,544.78	1,798.17
	Purchasing service	21,541.40	10,337.17

TGF Unique Limited	Providing service	3,925.12	-
	Purchasing service	-	508.30

ULI (North & East China) Co Ltd	Providing service	79,117.77	150,924.28
	Purchasing service	271,270.44	167,990.44

ULI (South China) Limited	Providing service	215.87	52.68
	Purchasing service	5,692.93	4,529.90

ULI International Company Limited	Providing service	1,601.81	2,235.63
	Purchasing service	42.05	43.97

Unique Freight Solutions (Thailand) Co., Ltd.	Purchasing service	99.78	2,191.14

Unique Intl Logistics (M) Sdn. Bhd.	Purchasing service	416.36	2,665.61

Unique Logistics (Korea) Co., Ltd.	Providing service	32,335.69	42,932.00
	Purchasing service	4,025.02	5,169.23

Unique Logistics Holdings Limited	Providing service	-	1,047.42
	Purchasing service	55,127.31	95,931.76
	Corporate fee	192,632.62	296,466.16
	Interest	779.40	1,705.44
	Other fees	9,862.99	8,285.94

Unique Logistics International (India) Pvt. Ltd.	Providing service	18,272.24	-
	Purchasing service	480.77	625.07

Unique Logistics International (NYC), LLC	Providing service	11,485,623.67	26,985,057.77
	Purchasing service	2,641,004.73	5,499,067.28

Unique Logistics International (Shanghai) Co., Ltd.	Purchasing service	433.86	-

Unique Logistics International (SIN) Pte. Ltd.	Providing service	-	1,606.49
	Purchasing service	28,175.22	35,364.44

Unique Logistics International (BOS) Inc	Providing service	-	2,808.80

Unique Logistics International (H.K.) Ltd	Providing service	29,677.96	10,341.84
	Purchasing service	63,566.48	8,142.12
	Pay/ receive on behalf	5,423,038.23	4,960,920.77
	Other fees	55,572.67	57,054.44
	Interest	-	5,112.74
	Dividend	4,949,310.22	566,640.87

Unique Logistics International (South China) Ltd	Providing service	42.01	26.53
	Purchasing service	10.13	136.94

Uniquorn International Logistics (Shenzhen) Co.,Ltd	Providing service	59.37	653.72
	Purchasing service	11,340.99	8,460.20

19

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

No.181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

NOTES TO THE FINANCIAL STATEMENTS

For the period from 01/01/2022 to 31/10/2022

Liability balances with related parties

The balances of receivable/ (payable) with the related parties are as follows:

Related parties		31/10/2022	31/12/2021
		USD	USD

Green Trident Logistics (Hangzhou) Ltd.	Account receivables	55.35	54.25

PT. Unique Logistics International Indonesia	Account receivables	-	1,476.48
	Obligation in operation	(4.62)	(26.05)

Shenzhen Unique Logistics Int’l Ltd.	Account receivables	4,380.70	-
	Obligation in operation	-	(1,849.42)

TGF Unique Limited	Account receivables	109.75	796.98
	Obligation in operation	-	(510.39)

ULI (North & East China) Co Ltd	Account receivables	-	24,861.50
	Obligation in operation	-	(87,464.28)

ULI (South China) Limited	Obligation in operation	(526.26)	(542.40)

ULI International Company Limited	Account receivables	20.70	25.79
	Obligation in operation	(5.00)	-

Unique Freight Solutions (Thailand) Co., Ltd.	Obligation in operation	(70.92)	(1,183.92)

Unique Intl Logistics (M) Sdn. Bhd.	Obligation in operation	-	(2,058.29)

Unique Logistics (Korea) Co., Ltd.	Account receivables	-	2,292.65
	Obligation in operation	(1,169.76)	(3,043.55)

Unique Logistics Holdings Limited	Obligation in operation	(3,593.32)	(110,393.10)
Long-term loan		-	(68,000.00)

Unique Logistics International (India) Pvt. Ltd.	Account receivables	6,558.21	-

Unique Logistics International (NYC), LLC	Account receivables	1,199,878.14	14,782,381.95
	Obligation in operation	(2,348.09)	(3,779,400.44)

Unique Logistics International (SIN) Pte. Ltd.	Obligation in operation	-	(36,259.04)

Unique Logistics International (BOS) Inc	Account receivables	-	2,485.46

Unique Logistics International (H.K.) Ltd	Account receivables	5,094,962.05	2,733,578.07
	Obligation in operation	-	(11,278.60)

Unique Logistics International (South China) Ltd	Account receivables	-	8.44
	Obligation in operation	-	(9.97)

Uniquorn International Logistics (Shenzhen) Co.,Ltd	Account receivables	-	100.70
	Obligation in operation	(1,052.52)	(2,120.94)

15.3	Events after the balance sheet date

There has been no significant event occurring after the balance sheet date which would require adjustments or disclosures to be made the notes to the financial statements.

LE THI NGOC AI	LE THI NGOC AI	TRAN DUY HOA
Preparer	Chief Accountant	Director
Ho Chi Minh City, 03 February 2023

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